Offerings - Offering: 1	Aug. 12, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 58,573,493.01
Fee Rate	0.01531%
Amount of Registration Fee	$ 8,967.60
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 58,573,493.01 shares of JPMorgan Private Markets Fund.